Exhibit 10.48

ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT

THIS ASSUMPTION, RATIFICATION AND CONFIRMATION AGREEMENT, dated as of January 1, 2011 (this “Agreement”) is by PLAINS MIDSTREAM CANADA ULC, an Alberta unlimited liability company (“PMCULC Amalco”), in favor of the Lender Parties under that certain Second Amended and Restated Credit Agreement [US/Canada Facilities] dated as of July 31, 2006 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement [US/Canada Facilities] dated as of July 31, 2007, and from time to time amended, the “Credit Agreement”), by and among Plains All American Pipeline, L.P., as US Borrower, PMC (Nova Scotia) Company (“PMCNS”), Plains Marketing Canada, L.P. (“PMCLP”) and Plains Midstream Canada ULC (“PMCULC”), as Canadian Borrowers, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, and the Lenders a party thereto.  Terms used and not defined herein shall have the meanings given them in the Credit Agreement.

W I T N E S S E T H

WHEREAS, effective as of the date hereof:

(i)                                     PMCULC and certain Subsidiaries of US Borrower have amalgamated under the Business Corporations Act (Alberta), R.S.A. 2000, c. B-9 (“ABCA”) and are continuing as PMCULC Amalco (the “Amalgamation”), and by operation of applicable Law and pursuant to the Amalgamation, PMCULC Amalco continues to be liable for all of PMCULC’s Obligations and succeeds to all of PMCULC’s rights, including as a Canadian Borrower; and

(ii)                                  PMCLP, pursuant to the assignment and transfer by Plains Marketing of its limited partner interest in PMCLP to PMCULC Amalco, ceased to exist as a limited partnership by operation of applicable Law under the Partnership Act (Alberta) and continued to exist as a general partnership, and thereafter, pursuant to the assignment and transfer by PMCNS of its general partner interest in PMCLP to PMCULC Amalco, ceased to exist (the “PMCLP Cessation”), and pursuant to the PMCLP Cessation and by operation of applicable Law, PMCULC Amalco is liable for all of PMCLP’s Obligations and succeeds to all of PMCLP’s rights, including as a Canadian Borrower; and

WHEREAS, the Amalgamation and the PMCLP Cessation took place pursuant to a succession of substantially concurrent transactions completed effective as of January 1, 2011 (the “Canadian Restructuring”); and

WHEREAS, immediately prior to the Canadian Restructuring, each of PMCULC and PMCLP was a Canadian Borrower, and upon completion of the Canadian Restructuring (i) the Obligations of PMCULC and PMCLP as Canadian Borrowers continued as Obligations of PMCULC Amalco and (ii) PMCULC Amalco succeeded to PMCULC’s and PMCLP’s rights as Canadian Borrowers, in each case by operation of applicable Law; and

WHEREAS, Lender Parties (i) consented to, and waived compliance with Section 7.3 of the Credit Agreement in relation to, among other specified events, the Amalgamation and the PMCLP Cessation, (ii) acknowledged and agreed that pursuant to the Amalgamation and the

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PMCLP Cessation, PMCULC Amalco, by operation of applicable Law, succeeded to PMCULC’s and PMCLP’s rights as a Canadian Borrower, with all references to PMCULC or PMCLP in any and all Loan Documents thereafter referring, mutatis mutandis, instead to PMCULC Amalco, and (iii) waived any Default or Event of Default caused thereby pursuant to, and subject to the terms and conditions set forth in, that certain Limited Consent and Waiver dated October 22, 2010 (the “Limited Consent”); and

WHEREAS, it is a condition to the Limited Consent that contemporaneous with the completion of the Canadian Restructuring, Administrative Agent shall receive an assumption, ratification and confirmation by PMCULC Amalco expressly assuming, ratifying and confirming any and all Obligations of PMCULC and PMCLP under any and all Loan Documents, consented to by Guarantors.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PMCULC Amalco hereby agrees with Lender Parties as follows:

ARTICLE I. ASSUMPTION, RATIFICATION AND CONFIRMATION

Section 1.1.            Assumption, Ratification and Confirmation.  PMCULC Amalco hereby unconditionally assumes, and shall hereafter pay, perform and discharge, all Obligations of PMCULC and PMCLP under the Credit Agreement and the other Loan Documents, including any and all Obligations of PMCULC and/or PMCLP in its capacity as a Canadian Borrower under the Credit Agreement.  PMCULC Amalco hereby ratifies and confirms each such Obligation and confirms that (i) any and all such Obligations constitute the  legal, valid and binding obligations of PMCULC Amalco, enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and general principles of equity, and (ii) all rights of Lender Parties under the Loan Documents are preserved unimpaired by the Canadian Restructuring, and all Obligations of PMCULC and/or PMCLP under the Loan Documents are the Obligations of PMCULC Amalco and may be enforced against PMCULC Amalco to the same extent as if said Obligations had been incurred or contracted by PMCULC Amalco.

Section 1.2.            PMCULC and PMCLP References.  As consented to by Lender Parties pursuant to the Limited Consent, PMCULC Amalco, US Borrower, the other Canadian Borrower, Administrative Agent and Canadian Agent hereby acknowledge and agree that any and all references to “PMCULC” or “PMCLP” in any and all Loan Documents shall hereafter refer, mutatis mutandis, instead to PMCULC Amalco.

ARTICLE II. REPRESENTATIONS AND WARRANTIES

Section 2.1.            Representations and Warranties of Borrowers.  In order to induce Administrative Agent and Lender Parties to accept this Agreement, US Borrower, with respect to itself and its Subsidiaries, and the Canadian Borrowers, represent and warrant to Administrative Agent and each Lender Party that:

(a)           The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof, except to

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the extent that such representation and warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, then in each case such other date.  No Default or Event of Default exists as of the date hereof and immediately after giving effect hereto.  No Material Adverse Change has occurred since September 30. 2010.

(b)           Each Restricted Person is duly authorized to execute and deliver this Agreement, to the extent a party hereto, and US Borrower and each Canadian Borrower is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement.  Each Restricted Person a party hereto has duly taken all action necessary to authorize the execution and delivery of this Agreement and to authorize the performance of its obligations hereunder.

(c)           The execution and delivery by each Restricted Person of this Agreement, to the extent a party hereto, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of any Law applicable to it or of the organizational documents of such Restricted Person, or of any judgment, order or material license or permit applicable to or binding upon any Restricted Person, (ii) result in the acceleration of any Indebtedness owed by it, or (iii) result in the creation of any consensual Lien upon any of its material assets or properties of any Restricted Person, except Permitted Liens, or , without duplication, as expressly contemplated in, or permitted by, the Loan Documents.  Except for those which have been duly obtained, or, without duplication, as are expressly contemplated in , or permitted by the Loan Documents, disclosed in the Disclosure Schedule or disclosed pursuant to Section 6.4 of the Credit Agreement, no consent, approval, authorization or order of any Governmental Authority is required on the part of any Restricted Person a party thereto pursuant to the provisions of any material Law applicable to it as a condition to its execution and delivery by each Restricted Person of this Agreement and the performance of its obligations hereunder, to the extent a party hereto, or to consummate the transactions contemplated hereby.

(d)           When duly executed and delivered, this Agreement and each of the Loan Documents, as amended hereby, will be a legal and binding instrument and agreement of each Restricted Person to the extent a party hereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors’ rights generally and general principles of equity).

ARTICLE III. MISCELLANEOUS

Section 3.1.            Ratification of Agreements.  The Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Agreement, are hereby ratified and confirmed in all respects by US Borrower and each Canadian Borrower.  Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Agreement also.   The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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Section 3.2.            Ratification of Security Documents.  Borrowers, Administrative Agent, Canadian Administrative Agent and Lenders each acknowledges and agrees that any and all Obligations, including Canadian Loans to PMCULC Amalco, whether consisting of outstanding Canadian Loans to PMCULC or PMCLP assumed hereby or Canadian Loans hereafter made to PMCULC Amalco, are guarantied by the respective Guarantors.

Section 3.3.            Survival of Agreements.  All representations, warranties, covenants and agreements of each Restricted Person a party hereto shall survive the execution and delivery of this Agreement and the performance hereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations under the Credit Agreement are paid in full.  All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to Administrative Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower and each Canadian Borrower under this Agreement and under the Credit Agreement.

Section 3.4.            Loan Documents.  This Agreement is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 3.5.           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 3.6.            Counterparts.  This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.  Delivery of an executed signature page by facsimile transmission shall be effective as delivery of a manual executed counterpart.

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IN WITNESS WHEREOF, this Assumption, Ratification and Confirmation Agreement is executed as of the date first written above and effective as of the date hereof immediately following the consummation of the Canadian Restructuring.

PLAINS MIDSTREAM CANADA ULC

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS ALL AMERICAN PIPELINE, L.P..,
US Borrower
By:	PAA GP LLC, its general partner
By:	Plains AAP, L.P., its sole member
By:	Plains All American GP LLC,
its general partner

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

PMC (NOVA SCOTIA) COMPANY,
a Canadian Borrower

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS ALL AMERICAN PIPELINE, L.P.,
Guarantor

By:	PAA GP, LLC, its general partner
By:	Plains AAP, L.P., its sole member
By:	Plains All American GP LLC,
its general partner

By:	/s/ Charles Kingswell-Smith
Charles Kingswell-Smith
Vice President and Treasurer

AGREED AND ACCEPTED:

BANK OF AMERICA, N.A.,
Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A.,
acting through its Canada Branch,
as Canadian Administrative Agent

By:
Name:
Title:

CONSENT AND AGREEMENT

Each of the undersigned Guarantors hereby consents to the provisions of this Agreement and the execution and delivery of Canadian Notes by PMCULC Amalco, and the transactions contemplated herein and therein and hereby and thereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations of US Borrower and each Canadian Borrower, including PMCULC Amalco, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by PMCULC Amalco, are Obligations and are guarantied indebtedness under such Guarantor’s Guaranty, (ii) ratifies and confirms its Guaranty made by it for the benefit of Administrative Agent and Lenders, and (iii) expressly acknowledges and agrees that such Guarantor guarantees all indebtedness, liabilities and obligations of US Borrower and each Canadian Borrower, including PMCULC Amalco, arising under or in connection with the Credit Agreement and the Notes, including Canadian Notes issued by PMCULC Amalco, pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

PLAINS MARKETING, L.P.
PLAINS PIPELINE, L.P.
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

PAA FINANCE CORP.
PMC (NOVA SCOTIA) COMPANY
PLAINS MIDSTREAM CANADA ULC

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MARKETING GP INC.

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS SOUTHCAP LLC
PICSCO LLC
PLAINS LPG SERVICES GP LLC
PLAINS PRODUCTS TERMINALS LLC
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MARKETING CANADA LLC
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS LPG SERVICES, L.P.
By:	Plains LPG Services GP LLC,
its General Partner
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

LONE STAR TRUCKING, LLC
By:	Plains LPG Services, L.P., its Sole Member
By:	Plains LPG Services GP LLC,
its General Partner
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

PACIFIC ENERGY GROUP LLC
AURORA PIPELINE COMPANY LTD.

By:
Charles Kingswell-Smith
Vice President and Treasurer

PACIFIC L.A. MARINE TERMINAL LLC
ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:	Pacific Energy Group LLC, its Sole Member

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MIDSTREAM, L.P.
By:	Plains Midstream GP LLC, its General Partner
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer

PLAINS MIDSTREAM GP LLC
By:	Plains Marketing, L.P., its Sole Member
By:	Plains Marketing GP Inc., its General Partner

By:
Charles Kingswell-Smith
Vice President and Treasurer